EXHIBIT 10.5

Amendment No. 3 to
Marketing Agreement

THIS THIRD AMENDMENT TO THE MARKETING AGREEMENT is entered into this 29th day of October, 2001, and effective as indicated herein, by and between TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY, hereinafter referred to as “Transamerica,” a North Carolina corporation, and LEGACY MARKETING GROUP, hereinafter referred to as “LMG,” a California corporation.

WHEREAS, Transamerica and LMG entered into a Marketing Agreement, dated May 29, 1998, as amended, hereinafter referred to as the “Agreement,” wherein Transamerica and LMG agreed to jointly develop proprietary annuity products, wherein LMG would market such products on behalf of Transamerica, utilizing its nationwide distribution channels of duly licensed and appointed Producers in consideration of the compensation as set forth in Appendix B of the Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and mutual promises hereinafter contained and other good and valuable consideration, the parties hereto do agree to amend the Agreement as follows:

1.	Appendix A, attached hereto, is restated in its entirety as of September 1, 2001.

2.	Appendix B, attached hereto, is restated in its entirety as of September 1, 2001.

3.	Appendix D, “Schedule of Authorized Personnel,” is hereby restated in its entirety as of October 29, 2001 to read as follows:

     “Representing Transamerica

     *

     *

     *

Representing Legacy Marketing Group

Lynda L. Regan, Chief Executive Officer
R. Preston Pitts, President
Steve Taylor, Chief Financial Officer
H. Lynn Stafford, Chief Information Officer
Niju Vaswani, Vice President of Distribution
Bill Hrabik, Chief Operation Officer
Andy Chua, Vice President of Product Development
Don Dady, Vice-President of Marketing”

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4.	All other provisions in the Agreement not specifically amended above remain in effect and unchanged.

IN WITNESS HEREOF, the parties have hereto executed this Amendment No. 3.

LEGACY MARKETING GROUP	TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY

By: /s/ Don Dady Title: Vice President Date: November 5, 2001	By: /s/ Karen MacDonald Title: Senior Vice President Date: October 29, 2001

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APPENDIX A

MARKETING AGREEMENT

September 1, 2001

GEOGRAPHIC TERRITORY:

All states (except New York, Hawaii and Alabama) and the District of Columbia

POLICY FORMS

PRODUCT NAME	POLICY FORM NUMBERS	Effective Dates

SelectMark® Series
SelectMark®5 75/25	*	*
SelectMark® 7 75/25	*	*
SelectMark® 10 75/25	*	*

SelectMark® Secure Series
SelectMark® 5 Secure (formerly known as the
SelectMark® 5 50/50)	*	*
SelectMark® 7 Secure (formerly known as the
SelectMark® 7 50/50)	*	*

SelectMark® Special Edition Series
Selectmark® 5 Special Edition	*	*
SelectMark® 7 Special Edition	*	*
SelectMark® 7 Special Edition Equity Index Strategy	*	*
SelectMark® 10 Special Edition (formerly known as
the Select Mark® 10 50/50)	*	*
SelectMark® 10 Special Edition with STS	*	*
SelectMark® 10 Special Edition Equity Index
Strategy	*	*
SelectMark® 10 Special Edition with STS and
Equity Index Strategy	*	*

SelectMark® Elite Series
SelectMark® 5 Elite	*	*
SelectMark® 7 Elite	*	*
SelectMark® 10 Elite	*	*

PreferMark Series
PreferMark Platinum	*	*
PreferMark Gold	*	*

Riders
Beneficiary Rider	*	*
Beneficiary Rider Plus	*	*

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State required variations of the above referenced products/policy form numbers may be required.

“Unique Features”

The ‘Unique” features contained in the policy forms that would preclude LMG from separately selling or marketing any products which are the same as those unique products co-developed by LMG and Transamerica are as follows:

     The Total Return Crediting Rate Strategy in combination with the Multiple Year Crediting Rate Strategy in a fixed annuity.

The ‘Unique” features contained in the policy forms that would preclude Transamerica from separately selling or marketing any products which are the same as those unique products co-developed by LMG and Transamerica are as follows:

     The Total Return Crediting Rate Strategy in combination with the Multiple Year Crediting Rate Strategy in a fixed annuity.

The features described above as the “ Total Return Crediting Rate Strategy” and “Multiple Year Crediting Rate Strategy” are described in the policy forms listed in this Appendix A under the caption or headings “Total Return Strategy” and “Multiple Year Strategy.”

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Appendix B

MARKETING AGREEMENT

COMPENSATION

September 1, 2001

Compensation to Legacy

Age Mandated Commission Reduction

(b)
			Comm.					(g)
	POLICY FORM NUMBERS/	(a)	Reduces	(c)	(d)	(e)	(f)	LMG Trail
PRODUCT NAME	Effective Dates	Commission	@ Age	% Reduction	Trail	Mkt. Allow.	Override	Com.	Special Rules

SelectMark® Series
SelectMark® 5 75/25	*	*	*	*	*	*	*	*
SelectMark® 7 75/25	*	*	*	*	*	*	*	*
SelectMark® 10 75/25	*	*	*	*	*	*	*	*
SelectMark® Secure Series
SelectMark® 5 Secure
(formerly known as the
SelectMark® 5 50/50)	*	*	*	*	*	*	*	*
SelectMark® 7 Secure
(formerly known as the
SelectMark® 7 50/50)	*	*	*	*	*	*	*	*
SelectMark® Special
Edition Series
SelectMark® 5 Special
Edition	*	*	*	*	*	*	*	*
SelectMark® 7 Special
Edition	*	*	*	*	*	*	*	*

Compensation to Legacy

Age Mandated Commission Reduction

(b)
			Comm.					(g)
	POLICY FORM NUMBERS/	(a)	Reduces	(c)	(d)	(e)	(f)	LMG Trail
PRODUCT NAME	Effective Dates	Commission	@ Age	% Reduction	Trail	Mkt. Allow.	Override	Com.	Special Rules

SelectMark® 7 Special
Edition Equity Index
Strategy	*	*	*	*	*	*	*	*
SelectMark® 10 Special
Edition (formerly known
as the SelectMark® 10
50/50)	*	*	*	*	*	*	*	*
SelectMark® 10 Special
Edition with STS	*	*	*	*	*	*	*	*
SelectMark® 10 Special
Edition Equity Index
Strategy	*	*	*	*	*	*	*	*
SelectMark® 10 Special
Edition with STS and
Equity Index Strategy	*	*	*	*	*	*	*	*
SelectMark® Elite Series
SelectMark® 5 Elite	*	*	*	*	*	*	*	*
SelectMark® 7 Elite	*	*	*	*	*	*	*	*
SelectMark® 10 Elite	*	*	*	*	*	*	*	*
PreferMark Series
PreferMark Platinum	*	*	*	*	*	*	*	*	*
PreferMark Gold	*	*	*	*	*	*	*	*	*

GENERAL COMPENSATION RULES

1. Base Commission (Column (a) above):

Transamerica will pay LMG on the last business day of the week base commissions for all premiums received in cash by LMG during that week, i.e., the prior Friday through Thursday, in the specified percentages indicated in Column (a) above. Such commissions will be paid by Transamerica to LMG by Transamerica authorizing LMG to write a check to itself against the Transamerica Disbursement account for the total weekly commission amount.

Additional premiums will be subject to the same base commission percentages noted above as the initial premium.

In addition to the base commission rates specified in Column (a) above Transamerica will pay LMG an additional commission as follows:

(1) * of all premiums received on or before August 31, 2001 by LMG for the SelectMark® 10 Special Edition (for premiums received after October 18, 1999), SelectMark® 10 Special Edition Equity Index Strategy, SelectMark® 10 STS Special Edition Equity Index Strategy and SelectMark® 10 Special Edition with STS products for applications received by Legacy for such products on or before August 31, 2001, and in the case of 1035 exchanges and other transfers between financial institutions, the application and completed exchange/transfer paperwork must be received by LMG by August 31, 2001 and the cash received by November 30, 2001 for Transamerica to pay the extra * bonus.
(2) * of all premiums received during the period September 1, 2001 and September 30, 2001 for such products for applications received by LMG for such products. In the case of 1035 exchanges and other transfers between financial institutions, the application and completed exchange/transfer paperwork must be received by LMG between September 1 and September 30th and the cash received by November 30, 2001 for Transamerica to pay the extra * bonus.

Note: As a practical matter, LMG’s administrative system will treat additional deposits on inforce policies in the same manner as cash received on 1035 exchanges and other transfers with respect to the above rules. Transamerica agrees to this treatment on additional deposits based on (1) LMG’s representation that additional deposits will not be material and (2) LMG’s agreement that this treatment on additional deposits will not be disclosed in any manner to producers or policyholders. LMG also agrees to limit disclosure of this treatment on additional deposits to LMG employees on a “need to know” basis.

2. Age Mandated Commission Reduction (Columns (b), (c) and (d) above):

The following provision applies to payment of all base commissions for all products subject to this Agreement (see below for separate rules for PreferMark Gold and PreferMark Platinum) if the issue age is greater than 79 (in the case of SelectMark® Special Edition products) and 84 for other products. The * additional commission payable for the SelectMark® 10 series products is considered part of the base commission.

If the issue age is greater than 79 or 84 as defined in the Death Benefit Proceeds provision of the applicable policy form, base commissions are reduced by *. A trail base commission is paid monthly beginning in policy year 2. Column (d) reflects the trail base commission percentage on an annual basis (calculated as Column (a) multiplied by the percentage in Column (c) divided by 10). This trail base commission is paid monthly (the payable amount, calculated each month, is the Column (d) annual percentage divided by 12 and multiplied by the annuity cash value). The monthly trail base commission continues to be paid until death of the annuitant, surrender of the policy or election of a settlement option.

With regard to PreferMark Gold and PreferMark Platinum, if the issue age of a policy is greater than 84 as defined in the Death Benefit Proceeds provision of such policy form the applicable base commission percentage is reduced by * for all premiums received for that policy. No monthly trail commission is payable.

3. Marketing Allowance (Column (e) above):

Transamerica will pay to LMG a Marketing Allowance for all premiums received by LMG in the specified percentages indicated in Column (e) above. LMG will bill Transamerica weekly and Transamerica will pay LMG such Marketing Allowance by wire transfer within five (5) business days of receipt of such documentation.

4. Override Commission (Column (f) above):

Transamerica will pay to LMG an override commission (on the last business day of the week) for all premiums received by LMG during that week, in the specified percentages indicated in Column (f) above.

The override commission percentages in Column (f) include * which is paid back to Transamerica by LMG at the end of each fiscal year (for this purpose each fiscal year begins on August 1 and ends on the following July 31) for the first * of aggregate premium received by LMG during that fiscal year for all (excluding PreferMark Gold and PreferMark Platinum) products (net of premiums returned to policyholders under free look provisions if the aggregate premium received by LMG for the fiscal year is less than *). LMG will retain the * on all premiums received in excess of * in each fiscal year. Notwithstanding the foregoing, LMG’s obligation to pay Transamerica the aforementioned * shall terminate upon LMG’s final payment of * for the fiscal year ending July 31, 2001.

With regard to PreferMark Gold and PreferMark Platinum, if the issue age of a policy is greater than 84 as defined in the Death Benefit Proceeds provision of such policy form the applicable override commission percentage is reduced by * for all premiums received for that policy.

5. LMG Trail Commission (Column (g) above):

Transamerica will pay LMG an annual rate, paid monthly, of * of the total Annuity Cash Value of the policies sold under this Agreement. For the purpose of the foregoing, Annuity Cash Value is the contract’s Cash Value which reflects any applicable reductions, loans and withdrawals. The commission is based on the total month end Annuity Cash Value and will be paid within six (6) business days of month end by Transamerica via wire transfer to an LMG bank account.

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